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                                                                   EXHIBIT 10.77

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                      DISBURSEMENT AND SECURITY AGREEMENT

                                     among

                        COGEN TECHNOLOGIES NJ VENTURE,

                                         Borrower,

                 THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

                                         Lender, and

                           MIDLANTIC NATIONAL BANK,

                                         Disbursement Trustee


                         Dated as of December 15, 1988

                         Bayonne Cogeneration Project

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                               TABLE OF CONTENTS
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                                   ARTICLE I

DEFINITIONS.....................................................  1


                                  ARTICLE II

                      APPOINTMENT OF DISBURSEMENT TRUSTEE;
                              CREATION OF ACCOUNTS

SECTION 2.01.      Appointment of Disbursement
                   Trustee......................................  1
SECTION 2.02.      Creation of Revenue Account..................  2
SECTION 2.03.      Creation of Debt Service Reserve
                   Account......................................  2
SECTION 2.04.      Creation of Current Debt
                   Account......................................  2
SECTION 2.05.      Creation of Insurance Account................  2

                                  ARTICLE III

                        ASSIGNMENT, PLEDGE AND GRANT OF
                               SECURITY INTEREST

SECTION 3.01.    Assignment ....................................  3

                                  ARTICLE IV

                            DEPOSITS INTO ACCOUNTS

SECTION 4.01.    (a) Deposit of Revenues, etc ..................  3
                 (b) Insurance Proceeds ........................  3
SECTION 4.02.    Information to Accompany Amounts
                   Delivered to Disbursement
                   Trustee; Deposits Irrevocable................  4
SECTION 4.03.    Books of Account; Statements ..................  4
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                                      (i)
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                                   ARTICLE V

                            TRANSFERS FROM ACCOUNTS

SECTION 5.01.    Transfers From Accounts -
                   No Debt Service Reserve
                   Period.......................................  4
SECTION 5.02.    Transfers From Accounts During
                   Debt Service Reserve Period..................  5
SECTION 5.03.    Delivery of Certificates; Timing
                   of Payments..................................  6
SECTION 5.04.    Defaults.......................................  7

                                  ARTICLE VI

INVESTMENT......................................................  7

                                  ARTICLE VII

TRUSTEE.........................................................  8

                                 ARTICLE VIII

                                DETERMINATIONS

SECTION 8.01.    Value..........................................  9
SECTION 8.02.    Disputes....................................... 10
SECTION 8.03.    Cash Available................................. 10

                                  ARTICLE IX

                                   REMEDIES

SECTION 9.01.    Remedies....................................... 10
SECTION 9.02.    Remedies Cumulative; Delay
                   Not Waiver................................... 11
SECTION 9.03.    Superior Liens................................. 12
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                                     (ii)
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                                   ARTICLE X

                                 MISCELLANEOUS

SECTION 10.01.   Fees and Indemnification of
                   Disbursement Trustee......................... 12
SECTION 10.02.   Replacement or Resignation of
                   Disbursement Trustee......................... 13
SECTION 10.03.   Termination.................................... 14
SECTION 10.04.   Severability................................... 14
SECTION 10.05.   Counterparts................................... 14
SECTION 10.06.   Amendments..................................... 14
SECTION 10.07.   Applicable Law................................. 14
SECTION 10.08.   Notices........................................ 15
SECTION 10.09.   Benefit of Agreement........................... 15

SCHEDULE I       Addresses for Payments and Notices
SCHEDULE II      Disbursement Agreement Definitions
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                                     (iii)

          DISBURSEMENT AND SECURITY AGREEMENT dated as of December 15, 1988 among COGEN TECHNOLOGIES NJ VENTURE, a general partnership organized under the laws of the State of New Jersey (the "Borrower"), THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (the "Lender") and MIDLANTIC NATIONAL BANK, a national banking association (the "Disbursement Trustee").

          The Borrower and the Lender are parties to a Term Loan Agreement dated as of November 1, 1987 (the "Term Loan Agreement"). The Term Loan Agreement contemplates that, on or prior to the Borrowing Date, the parties hereto shall execute and deliver this Disbursement Agreement, which provides for, inter alia,
(1) the appointment of Midlantic National Bank, as disbursement trustee, (2) the deposit, investment and disbursement of all Project Revenues during the term hereof and (3) the funding, maintenance and investment of a debt service reserve fund under certain terms and conditions. Pursuant to the terms of this Agreement, the Borrower will pledge and collaterally assign all its rights to such revenues to the Lender to secure the Term Loan Payments to be made by it under the Term Loan Agreement. The Disbursement Trustee will hold the Project Revenues in the Accounts established hereunder as security agent and in trust for the Lender.

          In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Capitalized terms used herein and not otherwise defined herein or in the Term Loan Agreement shall have the meanings assigned to them in Schedule II attached hereto.

                                  ARTICLE II

                     APPOINTMENT OF DISBURSEMENT TRUSTEE;
                             CREATION OF ACCOUNTS

          SECTION 2.01. Appointment of Disbursement Trustee. Midlantic National Bank is hereby appointed by the

Lender to act as disbursement trustee hereunder (the "Disbursement Trustee") and hereby agrees to receive and deposit Project Revenues in the Accounts in accordance with this Agreement. The Disbursement Trustee shall hold and safeguard the Accounts (and the revenues, cash, payments, securities, investments and other amounts on deposit therein) during the term of this Disbursement Agreement as security agent and in trust for the Lender and shall treat the Accounts as trust funds to be held in accordance with the terms hereof and as security for the obligations of the Borrower to make the Term Loan Payments.

          SECTION 2.02. Creation of Revenue Account. There is hereby created and established a special, segregated and irrevocable trust fund entitled the "Bayonne Revenue Account" (the "Revenue Account") to be held in the custody of the Disbursement Trustee as security agent and in trust for the Lender. No payments shall be made out of the Revenue Account except for the purposes and on the terms herein stated.

          SECTION 2.03. Creation of Debt Service Reserve Account. There is hereby created and established a special, segregated and irrevocable trust fund entitled the "Bayonne Debt Service Reserve Account" (the "Debt Service Reserve Account") to be held in the custody of the Disbursement Trustee as security agent and in trust for the Lender. No payments shall be made out of such trust fund except for the purposes and on the terms herein stated.

          SECTION 2.04. Creation of Current Debt Account. There is hereby created and established a special, segregated and irrevocable trust fund entitled the "Bayonne Current Debt Account" (the "Current Debt Account") to be held in the custody of the Disbursement Trustee as security agent and in trust for the Lender. No payments shall be made out of such trust fund except for the purposes and on the terms herein stated.

          SECTION 2.05. Creation of Insurance Account. There is hereby created and established a special, segregated and irrevocable trust fund entitled the "Bayonne Insurance Account" (the "Insurance Account") to be held in the custody of the Disbursement Trustee as security agent and in trust for the Lender. No payments shall be made out of such trust fund except for the purposes and on the terms herein stated.

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                                  ARTICLE III

                        ASSIGNMENT, PLEDGE AND GRANT OF
                               SECURITY INTEREST

          SECTION 3.01. Assignment. To secure the timely payment of all Term Loan Payments due and owing by the Borrower, the Borrower does hereby assign, transfer and pledge to, and subject to a security interest in favor of, the Lender, all the estate, right, title and interest of the Borrower in and to (i) all amounts payable under the Assigned Contracts, including without limitation, the Power Purchase Agreements; (ii) all other Project Revenues and any other moneys derived from the Project; (iii) each of the Accounts, including all moneys and investment securities held in such Accounts and all other funds held by the Disbursement Trustee as depositary under this Agreement; and (iv) the proceeds of all the foregoing (all the collateral described above being herein collectively called the "Collateral Security"). The Borrower hereby relinquishes to the Disbursement Trustee as security agent for the Lender all right, title and interest which the Borrower has in the Collateral Security, subject to the terms and conditions of this Agreement. The Disbursement Trustee shall maintain at all times a list of Permitted Investments, shall obtain receipts from all transferors of Permitted Investments in the Accounts and shall take such other action as may be requested by the Lender in order to comply with the provisions of the UCC governing the perfection of security interests in property similar to the Permitted Investments.

                                  ARTICLE IV

                            DEPOSITS INTO ACCOUNTS

          SECTION 4.01. (a) Deposit of Revenues, etc. As soon as practicable after the Borrower receives any Project Revenue, the Borrower shall deliver (or cause to be delivered) such to the Disbursement Trustee. The Borrower agrees to request each Buyer to make all payments under its respective Power Purchase Agreement directly to the Disbursement Trustee (such notice to be in form and scope satisfactory to the Lender). The Disbursement Trustee shall deposit all such Project Revenues received from the Borrower or a Buyer into the Revenue Account.

          (b) Insurance Proceeds. Any insurance proceeds received by the Disbursement Trustee in connection with any

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Event of Loss or Partial Loss or Damage shall be deposited by the Disbursement
Trustee into the Insurance Account for application in accordance with the Term Loan Agreement. The Disbursement Trustee shall transfer amounts in the Insurance Account as directed by the Lender.

          SECTION 4.02. Information to Accompany Amounts Delivered to Disbursement Trustee; Deposits Irrevocable. (a) The Borrower agrees that as to all amounts delivered to the Disbursement Trustee it shall, on the date of any such delivery, provide the Disbursement Trustee with information in reasonable detail specifying the source of the amounts and the Account or Accounts into which such amounts are to be deposited.

          (b) Any deposit made into any Account (except any deposit made through clerical or other manifest error) shall be irrevocable and the amount of such deposit and any security held in any Account and all interest and gains thereon shall be held in trust by the Disbursement Trustee and applied, invested and transferred solely as provided herein.

          SECTION 4.03. Books of Account; Statements. (a) The Disbursement Trustee shall maintain books of account on a cash basis and record therein all deposits into and transfers to and from the Accounts and all investment transactions effected by the Disbursement Trustee pursuant to Article VI. The Disbursement Trustee shall make such books of account available during normal business hours for inspection and audit by the Borrower and the Lender and their respective representatives.

          (b) Not later than 10 Business Days after each Monthly Distribution Date, the Disbursement Trustee shall deliver to each of the parties hereto, a statement setting forth the transactions into and out of each Account since the previous Monthly Distribution Date and specifying the revenues, cash, payments, securities, investments and other amounts held in each Account at the close of business on such Monthly Distribution Date and the Value thereof at such time.

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                                   ARTICLE V

                            TRANSFERS FROM ACCOUNTS

          SECTION 5.01. Transfers From Accounts - No Debt Service Reserve Period. Subject to Sections 5.02 and 5.04, the Disbursement Trustee shall transfer, from the Revenue Account and from Surplus Funds in the Debt Service Reserve Account, such amounts, for such purposes and at such times, as the Borrower may request the Disbursement Trustee; provided, that the Borrower may order the Disbursement Trustee to transfer funds only on a current basis and the Borrower shall not have the right to order the Disbursement Trustee to transfer funds effective as of some future date or dates.

          SECTION 5.02. Transfers from Accounts During Debt Service Reserve Period. The Lender or the Borrower shall notify the Disbursement Trustee in writing of the commencement of any Debt Service Reserve Period. The Lender shall notify the Disbursement Trustee in writing of the termination of any Debt Service Reserve Period promptly upon receipt of notice from the Borrower pursuant to Section 8.2(k) of the Term Loan Agreement that the Coverage Ratio is at least 1.5. During any Debt Service Reserve Period, there shall be no transfers pursuant to Section 5.01, and, subject to Section 5.04, the only permitted transfers from the Accounts shall be as follows:

          (a) On each Monthly Distribution Date occurring during each Debt Service Reserve Period, the Disbursement Trustee shall transfer from the cash available in the Revenue Account to the Borrower, an amount certified in an Officer's Certificate of the Borrower to be equal to the excess of (i) the amount estimated by the Borrower to be payable during the next monthly period in respect of the costs referenced in clause (b) of the definition of Net Revenues over (ii) the amount of any funds transferred to the Borrower on the immediately preceding Monthly Distribution Date pursuant to this clause that remains unspent; provided, that the Borrower shall specify in such officer's Certificate by reference to line items in the then current Operating Budget the use to which such cash is to be used; and further, provided, that in no single fiscal year shall the Disbursement Trustee transfer to the Borrower with respect to costs referenced to a particular line item in the Operating Budget an amount in the aggregate in excess of the annual amount provided in the Operating Budget for such line item unless the Borrower certifies that such excess is al-

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lowable pursuant to Section 8.11(c) of the Term Loan Agreement. With respect to any Debt Service Reserve Period which commences after the first calendar quarter of the fiscal year of the Borrower, the Borrower shall provide the Disbursement Trustee with a statement of expenditures made by the Borrower in the then current fiscal year prior to the commencement of such Debt Service Reserve Period for each line item in the then current Operating Budget.

          (b) on each Monthly Distribution Date which is not an Interest Payment Date and following the transfer described in Section 5.02(a) hereof, the Disbursement Trustee shall transfer from the Revenue Account to the Current Debt Account an amount equal to one-third of the Term Loan Payments scheduled to be paid by the Borrower on the next Interest Payment Date.

          (c) On each Interest Payment Date and following the transfer described in Section 5.02(a) hereof, the Disbursement Trustee shall transfer to the Lender an amount equal to the Term Loan Payments then due and owing the Lender, first, from cash available in the Current Debt Account, second, from cash available in the Revenue Account, and third, from cash available in the Debt Service Reserve account.

          (d) On each Monthly Distribution Date following the transfers, if any, described in Section 5.02(a), 5.02(b) and 5.02(c) hereof, the Disbursement Trustee shall transfer from the Revenue Account to the Debt Service Reserve Account an amount such that after such transfer the balance of the Debt Service Reserve Account is such that if such balance had been present in the Debt Reserve Account as of the immediately preceding Quarterly Calculation Date, the Debt Service Reserve Period would have terminated or would not have commenced, as the case may be, as of such preceding Quarterly Calculation Date.

          (e) On each Monthly Distribution Date and following the transfers described in Sections 5.02(a),, 5.02(b), 5.02(c) and 5.02(d) hereof, the Disbursement Trustee shall transfer to the Borrower the balance of the cash remaining in the Revenue Account.

          SECTION 5.03. Delivery of Certificates; Timing of Payments. (a) Each of the officer's Certificates required to be delivered to the Disbursement Trustee hereunder shall be delivered to the Disbursement Trustee not later than five Business Days prior to the date of any transfer or distribu-

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tion contemplated by such certificate unless otherwise specified herein. Any
Officer's Certificate delivered later than the time specified herein shall nevertheless be considered valid and shall be honored by the Disbursement Trustee on or as promptly after the date otherwise specified herein for payment as is practicable, subject to the availability of cash in the applicable Account.

          (b) The Disbursement Trustee shall make any payment hereunder required in immediately available funds, to the account of the payee set forth on
Schedule I hereto, prior to 1:30 p.m. (New York City Time) on the date specified herein for such payment, or by such other means of payment, to such other address or at such later time as shall be specified by such payee.

          SECTION 5.04. Defaults. Notwithstanding any other provision contained in this Disbursement Agreement, upon receipt by the Disbursement Trustee of written notice from the Borrower or the Lender to the effect that an Event of Default under the Term Loan Agreement shall have occurred and be continuing, the Disbursement Trustee shall thereafter distribute the cash from the Accounts in the amount and in the manner as directed by the Lender and only upon the express written instructions of the Lender until notified in writing to the contrary by the Lender, in which case the Disbursement Trustee shall thereafter make such distributions or draws in accordance with the terms of this Disbursement Agreement.

                                  ARTICLE VI

                                  INVESTMENT

          Prior to the receipt by the Disbursement Trustee of written notice of a default described in Section 5.04 of this Agreement, any cash held by the Disbursement Trustee in the Accounts shall be invested by the Disbursement Trustee from time to time in Permitted Investments as directed in writing by the Borrower and if the Borrower fails so to direct, in United States Treasury obligations having a maturity of no more than 30 days. Subsequent to the receipt by the Disbursement trustee of written notice of a default described in Section
5.04 of this Agreement, any cash held by the Disbursement Trustee in the Accounts shall be invested by the Disbursement Trustee as directed in writing by the Lender until notified in writing to the contrary by the Lender.

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          Any income or gain realized as a result of any such investment shall be held as part of the applicable Account and reinvested as provided herein. The Disbursement Trustee shall have no liability for any loss resulting from any such investment other than by reason of its wilful misconduct or gross negligence. The Disbursement Trustee may sell any such investment (without regard to maturity date) whenever the Disbursement Trustee in its sole discretion deems it necessary to make any distribution required by this Disbursement Agreement and the Disbursement Trustee shall not be liable to any Person for any loss suffered because of any such sale.

                                  ARTICLE VII

                                    TRUSTEE

          The acceptance by the Disbursement Trustee of its duties hereunder is subject to the following terms and conditions which the parties to this Disbursement Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Disbursement Trustee:

          (a) it shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any revenues, cash, payments, securities, investments or other amounts deposited with or held by it;

          (b) it shall be fully protected in acting on and relying upon any written notice, certificate, instruction, direction, request or other paper or document which the Disbursement Trustee in good faith believes to be genuine and to have been signed or presented by the proper party or parties and may assume that any Person purporting to give such written notice, certificate, instruction, direction, request or other paper or document has been duly authorized to do so and shall be fully protected in acting on and relying upon any written notice, certificate, instruction, direction, request or other paper or document as to the due execution thereof and the validity and effectiveness of the provisions thereof and as to the truth of any information therein contained, which the Disbursement Trustee in good faith believes to be genuine;

          (c) it shall not be liable for any error of judgment or for any act done or step taken or omitted except in the case of its negligence, willful misconduct or bad faith;

          (d) it may consult with and obtain advice from counsel and other skilled Persons (at the expense of the Borrower) in the event of any dispute or question as to the construction of any provision hereof and shall be fully protected in taking or not taking any action in good faith in reliance on such advice;

          (e) it shall have no duties as the Disbursement Trustee except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto;

          (f) it may execute or perform any duty hereunder either directly or through agents or attorneys;


          (g) it may engage or be interested in any financial or other transaction with any party hereto and may act on, or as depositary, trustee or agent for, any committee or body of holders of obligations of such persons as freely as if it were not the Disbursement Trustee hereunder;

          (h) it shall not be obligated to take any action which in its reasonable judgment would involve it in expense or liability unless it has been furnished with reasonable indemnity; and

          (i) it shall not take instructions from any Person except those given in accordance with this Agreement.

                                 ARTICLE VIII

                                DETERMINATIONS

          SECTION 8.01. Value. Cash and securities on deposit from time to time in the Accounts shall be valued by the Disbursement Trustee as follows:

          (a) cash shall be valued at the face amount thereof; and

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          (b) securities shall be valued at the liquidation value thereof (in accordance with Section 8.03).

          The term "Value" shall mean, with respect to any Account, the aggregate value of the cash and securities then on deposit in such Account, valued in accordance with the provisions of this Section 8.01.

          SECTION 8.02. Disputes. Subject to Section 9.01, in the event of any dispute as to any amount to be transferred or paid pursuant to this Disbursement Agreement, the Disbursement Trustee is authorized and directed to retain in its possession, without liability to anyone, the disputed amount until such dispute shall have been settled by agreement of the other parties hereto or by legal proceedings but the Disbursement Trustee shall be under no duty whatsoever to institute or defend any such proceedings. The Disbursement Trustee shall be entitled to hold the disputed amount in a special account, provided that such monies are (a) subject to the same security interests and (b) handled with the same degree of care as such monies would be absent such special account.

          SECTION 8.03. Cash Available. In determining the amount of cash available in, or balance of, any Account at any time, the Disbursement Trustee shall treat as cash available the net amount that the Disbursement Trustee would have received on such day if the Disbursement Trustee had liquidated all the securities then on deposit in such Account (at then prevailing market prices and assuming normal sales expenses). The Disbursement Trustee will use its best efforts to sell securities in order that actual cash shall be available on each date on which a transfer or payment is to be made pursuant to this Disbursement Agreement.

                                  ARTICLE IX

                                   REMEDIES

          SECTION 9.01. Remedies. If any Event of Default under the Term Loan Agreement has occurred and is continuing, the Lender may (i) proceed to protect and enforce the rights vested in it by this Disbursement Agreement, including the right to cause all revenues hereby pledged to it as security and all other moneys pledged to it hereunder to be paid directly to it, and to enforce its rights hereunder to such payments and all other rights hereunder by such appro-priate judicial proceedings as it shall deem most effective to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether in aid of the exercise of any powers therein or herein granted, or for any foreclosure hereunder and sale under a judgment or decree in any judicial proceeding, or to enforce any other legal or equitable right vested in it by this Disbursement Agreement or by law; or (ii) cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any obligations or rights included in the Collateral Security, or to foreclose or enforce any other agreement or other instrument by or under or pursuant to which such obligations are issued or secured, subject in each case to the provisions and requirements thereof; or (iii) exercise any other or additional rights or remedies granted to a secured party under law. If, pursuant to applicable law, prior notice of any such action is required to be given to the Borrower, the Borrower hereby agrees that the minimum time required by such applicable law is a reasonable notice period, or if no minimum is specified, five Business Days shall be deemed a reasonable notice period.

          SECTION 9.02. Remedies Cumulative; Delay Not Waiver. No right, power or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other right, power or remedy, and every such right, power and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          All costs and expenses (including reasonable attorney's fees and expenses) incurred by the Lender in connection with any such suit or proceeding, together with interest thereon (to the extent permitted by law) computed at the Stipulated Interest Rate from the date on which such costs or expenses are incurred to the date of payment thereof, shall constitute additional indebtedness secured by this Disbursement Agreement.

          No delay or omission of the Lender to exercise any right or power accruing upon the occurrence and during the continuance of any Event of Default under the Term Loan Agreement as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of

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Default or an acquiescence therein; and every power and remedy given by this
Disbursement Agreement may be exercised from time to time, and as often as shall be deemed expedient, by the Lender.

          SECTION 9.03. Superior Liens. The rights of the Lender to exercise remedies hereunder, notwithstanding any other provisions hereof, shall be consistent with any Liens granted by the Borrower in the Revenue Account, the Current Debt Account and the Debt Service Reserve Account which secure the Indebtedness described in Section 9.1(c) of the Term Loan Agreement (the "Senior Indebtedness"), which Liens are Permitted Liens pursuant to Section 9.2 of the Term Loan Agreement and which Liens are superior to the Lien of the Lender over such Accounts. To the extent that upon the acceleration of the Term Notes pursuant to the terms of the Term Loan Agreement, any Senior Indebtedness is outstanding, then such Senior Indebtedness shall be repaid with the proceeds, if any, in the Revenue Account, the Current Debt, Account and the Debt Service Reserve Account prior to any payment of the Term Notes, unless the holder of the Senior Indebtedness does not elect to accept such payment, or is unable to elect to accept such payment, in which case such proceeds shall be used to repay the Term Notes and any other obligation of the Borrower under the Term Loan Agreement.

                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.01. Fees and Indemnification of Disbursement Trustee. The Borrower shall pay to the Disbursement Trustee reasonable compensation for its services under this Disbursement Agreement as the Borrower and the Disbursement Trustee may mutually agree. In addition, the Borrower hereby assumes liability for, and agrees to indemnify, protect, save and keep harmless the Disbursement Trustee and its respective successors, assigns, agents and servants, from and against any and all claims, liabilities, losses and expenses (including legal expenses) that may be imposed on, incurred by, or asserted against, at any time, the Disbursement Trustee (whether or not also indemnified against by any other Person under any contract or instrument) and in any way relating to or arising out of the execution and delivery of this Disbursement Agreement, the establishment of the Accounts, the acceptance of deposits, the purchase of securities, the retention of money and securities or the proceeds thereof and any payment, transfer or other application of money or securities by the Disbursement Trustee in accordance with the provisions of this Disbursement Agreement, or as may arise by reason of any act, omission or error of the Disbursement Trustee made in good faith in the conduct of its duties; except that the Borrower shall not be required to indemnify, protect, save and keep harmless the Disbursement Trustee against its own gross negligence, active or passive, or wilful misconduct. The indemnities contained in this Section 10.01 shall survive the termination of this Disbursement Agreement.

          SECTION 10.02. Replacement or Resignation of Disbursement Trustee. (a) The Disbursement Trustee may at any time resign by giving notice to each other party to this Disbursement Agreement, such resignation to be effective upon the appointment of a successor Disbursement Trustee as hereinafter provided. If a successor Disbursement Trustee shall not have been appointed within 30 days after the giving of written notice of such resignation, the Disbursement Trustee may apply to any court of competent jurisdiction to appoint a successor Disbursement Trustee to act until such time, if any, as a successor shall have been appointed as herein provided.

          (b) The Lender may remove the Disbursement Trustee at any time by giving notice to each other party to this Disbursement Agreement, such removal to be effective upon the appointment of a successor Disbursement Trustee as hereinafter provided; provided, that the Lender shall give the Disbursement Trustee at least 3 Business Days' prior written notice of such removal.

          (c) In the event of any resignation or removal of the Disbursement Trustee, a successor Disbursement Trustee, which shall be a bank or trust company organized under the laws of the United States of America, the State of New Jersey or the State of New York, having its principal corporate trust office in the State of New Jersey or the State of New York and a capital and surplus of not less than $100,000,000 shall be appointed by the Borrower, with the approval of the Lender (such consent not to be unreasonably withheld). Any such successor Disbursement Trustee shall deliver to each party to this Disbursement Agreement a written instrument accepting such appointment hereunder and thereupon such successor Disbursement Trustee shall succeed to all the rights and duties of the Disbursement Trustee hereunder and shall be entitled to receive the Accounts from the predecessor Disbursement Trustee.

          (d) Any corporation into which the Disbursement Trustee may be merged or converted or within which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Disbursement Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Disbursement Trustee may be transferred, shall, subject to the terms of Section 10.02(c), be the Disbursement Trustee under this Agreement without further act.

          SECTION 10.03. Termination. This Disbursement Agreement shall terminate on the earliest of (i) the date on which all Term Notes and all obligations of the Borrower under the Term Loan Agreement have been satisfied in full, (ii) twenty-one years less one day after the death of the last survivor of the now living lineal descendants of the late Joseph P. Kennedy, father of the late John F. Kennedy, President of the United States, living on the date hereof and (iii) any other date agreed to by the parties hereto. The Lender shall deliver written notice of such termination to the Disbursement Trustee. Upon termination of this Disbursement Agreement, all cash, securities and investments, together with all interest thereon, then held in any of the Accounts shall be transferred as soon as practicable by the Disbursement Trustee at the written direction of the Borrower (if a termination under clause (i)) or of the Borrower and the Lender (if a termination under clause (ii) and (iii)).

          SECTION 10.04. Severability. If any one or more of the covenants or agreements provided in this Disbursement Agreement on the part of the parties hereto to be performed should be determined by a court of competent jurisdiction to be contrary to law, such covenant or agreement shall be deemed and construed to be severable from the remaining covenants and agreements herein contained and shall in no way affect the validity of the remaining provisions of this Disbursement Agreement.

          SECTION 10.05. Counterparts. This Disbursement Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          SECTION 10.06. Amendments. This Disbursement Agreement may not be modified or amended without the prior written consent of each of the parties hereto.

          SECTION 10.07. APPLICABLE LAW. THIS DISBURSEMENT AGREEMENT HAS BEEN NEGOTIATED AND DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY IN THAT STATE INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

          SECTION 10.08. Notices. All notices, requests, consents, demands and other communications (collectively, "notices") required or permitted to be given under this Disbursement Agreement to any Person shall be in writing and shall become effective, if mailed, five Business Days after being deposited in the United States mail, proper postage for first-class mail affixed thereto or, if delivered by hand or courier service or in the form of a telex or telegram, when received, and shall be directed to the address of such Person set forth in
Schedule I hereto.

          SECTION 10.09. Benefit of Agreement. This Disbursement Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their successors and assigns. No party hereto (other than the Lender) may assign its rights and/or obligations hereunder. Nothing in this Disbursement Agreement, whether expressed or implied, shall be construed to give any Person not a party to this Agreement any legal or equitable right, remedy or claim under or in respect of this Disbursement Agreement.

          IN WITNESS WHEREOF, the parties hereto have each caused this Disbursement Agreement to be executed by their duly authorized officers as of the date first above written.

                                                 COGEN TECHNOLOGIES NJ VENTURE


                                                 By Cogen Technologies NJ, Inc.,
                                                        its Managing Venturer

                                                 By /s/ LAWRENCE THOMAS
                                                    ---------------------------
                                                    Vice President



                                                 THE PRUDENTIAL INSURANCE
                                                   COMPANY OF AMERICA



                                                 By PRUCAPITAL MANAGEMENT, INC.,
                                                    agent


                                                 By /s/ WILLIAM BRAD WINEGAR
                                                    ---------------------------
                                                    Name: William Brad Winegar
                                                    Title: Vice President,
                                                           Corporate Finance



                                                 MIDLANTIC NATIONAL BANK



                                                 By /s/ GUY F. SQUILLAGE
                                                    ---------------------------
                                                    Name: Guy F. Squillage
                                                    Title: VICE PRESIDENT
                                                           & TRUST OFFICER

                                                                      SCHEDULE I
                                                                          to
                                                          Disbursement Agreement

                                 ADDRESSES FOR
                             PAYMENTS AND NOTICES

THE PRUDENTIAL INSURANCE
  COMPANY OF AMERICA:

     In the case of all Term Loan Payments:

           By bank wire transfer
           in immediately available
           funds to its account
           #050-54-526 in:

           Morgan Guaranty Trust
             Company of New York
           23 Wall Street
           New York, New York 10015

     In the case of all other
       communications:

           c/o PruCapital Management,
             Inc.
           Three Gateway Center
           Newark, New Jersey 07102
           Attention: Regional Vice President -
                         Special Industries (East)

COGEN TECHNOLOGIES NJ VENTURE

     In the case of all payments:

        By bank wire transfer in
           immediately available funds to:

           Midlantic Newark/Trust
           ABA No. 021200012
           Account No.: 20-4-1263-1
           Account of Cogen Technologies
            NJ Venture

     In the case of all other communications:

           c/o Cogen Technologies NJ, Inc.
           1600 Smith Street
           50th Floor
           Houston,.Texas 77002
              Attn: Robert C. McNair

MIDLANTIC NATIONAL BANK

     In the case of all payments:

           By bank wire transfer
           in immediately available funds
           to the Revenue Account:

           Midlantic Newark/Trust
           A.B.A. No. 021200012
           Account No. 10107290
           Attn: M. Davoren, Vice President

     In the case of all other
       communications:

           Midlantic National Bank
           Metropark Plaza
           P.O. Box 600
           Edison, N.J. 08818
           Attn: M. Davoren, Vice President

                                                                    SCHEDULE II
                                                                        to
                                                                    Disbursement
                                                                    Agreement

                            Disbursement Agreement

                                  Definitions

          "Account": shall mean any of the Revenue Account, the Insurance Account, the Current Debt Account and the Debt Service Reserve Account.

          "Current Debt Account": as defined in Section 2.04 of the Disbursement Agreement.

          "Debt Service Reserve Account": as defined in Section 2.03 of the Disbursement Agreement.

          "Debt Service Reserve Period": any period commencing with a Quarterly Calculation Date as of which the Coverage Ratio is less than 1.5 and ending on the next following Quarterly Calculation Date as of which the Coverage Ratio is equal to or greater than 1.5.

          "Insurance Account": as defined in Section 2.05 of the Disbursement Agreement.

          "Monthly Distribution Date": the first day of each month (or the next succeeding Business Day thereafter if such date is not a Business Day).

          "Officers' Certificate": a certificate signed by a general partner of any partnership and by the President, Vice President, Treasurer or Secretary of any corporation.

          "Quarterly Calculation Date": the day following the day on which the Borrower furnishes the Coverage Ratio pursuant to Section 8.2(k) of the Term Loan Agreement.

          "Permitted Investments": shall mean investments in (a) obligations of, or guaranteed as to interest and principal by, the United States of America maturing within one year after such investment; (b) widely traded commercial paper of any corporation incorporated under the laws of the United States of America or any state thereof which is rated "prime-1" or its equivalent by Moody's Investor Services, Inc. or "A-1" or its equivalent by Standard & Poor's Corporation maturing within one year after the date of such in-

                                                                     Schedule II
                                                                          page 2

vestment; (c) certificates of deposit maturing within one year after such investment and issued by commercial banks organized under the laws of the United States of America or any state thereof (i) having a combined capital and surplus in excess of $500,000,000 or (ii) which are domestic branches of a foreign bank, the senior debt obligations of which are rated "AAA" (or "Aaa") or better by Standard & Poor's Corporation (or Moody's Investor Services, Inc.) provided that no more than $1,000,000 may be invested in such certificates of deposit at any one such branch; (d) tax-exempt variable rate demand bonds backed by letters of credit issued by banks described in clause (c) above; (e) Eurodollar time deposits, provided that (i) no more than $5,000,000 may be invested in such deposits at any one time, (ii) such deposits mature within 90 days or less after the date of such investment, (iii) such deposits are issued by commercial banks rated at least "AAA" (or "Aaa") by Standard & Poor's Corporation (or Moody's Investor Services, Inc.), (iv) no more than $3,000,000 may be invested in such deposits at any one bank at any one time and (v) such deposits must be purchased in the United States; and (f) repurchase agreements respecting any of the foregoing with banks incorporated under the laws of the United States or of any state thereof whose commercial paper is rated "A-1" (or "prime-1") by Standard
& Poor's Corporation (or Moody's Investor Services, Inc.), provided, however, that the collateral therefor is actually transferred or that custody of the collateral therefor is maintained by a domestic commercial bank having total assets of not less than $1,000,000,000 and confirmation is received from such bank that such collateral is being held as security for such repurchase obligation.

          "Project Revenues": all revenues, cash and moneys payable to the Borrower, including, without limitation, amounts payable pursuant to the Power Purchase Agreements and insurance policies required pursuant to the Term Loan Agreement.

          "Revenue Account": as defined in section 2.02 of the Disbursement Agreement.

          "Surplus Funds in the Debt Service Reserve Account": funds in the Debt Service Reserve Account following a Quarterly Calculation Date as of which the Coverage Ratio was equal to at least 1.5 in excess of the amount required to enable the Coverage Ratio to equal at least 1.5 as of such Quarterly Calculation Date.

                                                                     Schedule II
                                                                          page 3
          "Term Loan Payments": all payments of principal, premium and interest due under the Term Notes and all other payments payable by the Borrower under the Term Loan Agreement.

          "UCC": means the Uniform Commercial Code, as from time to time in effect in the relevant state as the context may require.

                                AMENDMENT NO. I
                    TO DISBURSEMENT AND SECURITY AGREEMENT
                    --------------------------------------

          AMENDMENT NO. 1 TO DISBURSEMENT AND SECURITY AGREEMENT dated as of February 9, 1989 (this "Amendment") to the Disbursement and Security Agreement dated as of December 15, 1988 (the "Agreement") by and among Cogen Technologies NJ Venture, The Prudential Insurance Company of America and Midlantic National Bank.


                             W I T N E S S E T H:
                             - - - - - - - - - -


          WHEREAS, the parties to the Agreement desire to amend certain provisions of the Agreement; and

          WHEREAS, pursuant to Section 10.06 of the Agreement the Agreement may be amended by the written agreement of the parties thereto;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

          2. Amendments to the Agreement. The Agreement is hereby amended as follows:

          (a) Section 4.01 is hereby amended by adding the following as the final two sentences thereof:

              "Amounts deposited into the Revenue Account constituting a payment from a Buyer pursuant to its respective Power Purchase Agreement shall be held in a separate sub-account of the Revenue Account (the "Power Purchase Agreements Sub-Account"). The Disbursement Trustee agrees that all monies held in the Power Purchase Agreements Sub-Account shall be subject to the same security interests and handled with the same degree of care as such would be absent being placed in the Power Purchase Agreements Sub-Account."

          (b) Section 4.03 shall be amended to insert the following immediately after each use of the words "Accounts" or "Account" therein:

              "and the Power Purchase Agreements Sub-Account"

          (c) There shall be added a new Section 5.05 as follows:

                  "SECTION 5.05. Transfers from Revenue Account. Whenever the
              Disbursement Trustee shall make a transfer from the Revenue Account pursuant to the terms of this Agreement, the Disbursement Trustee shall transfer monies therefrom first from the Power Purchase Agreements Sub-Account and second from the other monies held in the Revenue Account."

          3. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

          4. Agreement Not Otherwise Amended. Terms and provisions of the Agreement not amended hereby shall continue to remain in full force and affect.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed an its behalf an of the date first above written.

                                                COGEN TECHNOLOGIES NJ VENTURE

                                                By COGEN TECHNOLOGIES NJ, INC.,
                                                  its Managinq Venturer

                                                By /s/ LAWRENCE THOMAS
                                                   ----------------------------
                                                   Vice President

                                                THE PRDUENTIAL INSURANCE COMPANY
                                                  OF AMERICA

                                                BY PRUCAPITAL MANAGEMENT, INC.,
                                                  Agent


                                               By
                                                 ------------------------------
                                                 Title:


                                                MIDLANTIC NATIONAL BANK


                                                By
                                                  ------------------------------
                                                  Title:

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf as of the date first above written.

                                                COGEN TECHNOLOGIES NJ VENTURE

                                                By COGEN TECHNOLOGIES NJ, INC.,
                                                  its Managing Venturer

                                                By
                                                  -----------------------------

                                                THE PRUDENTIAL INSURANCE COMPANY
                                                  OF AMERICA


                                                By /s/ W. Brad Winegar
                                                   ----------------------------
                                                   Title: Vice President


                                                MIDLANTIC NATIONAL BANK

                                                By
                                                  -----------------------------
                                                  Title:

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed an its behalf as of the date first above written.

                                                COGEN TECHNOLOGIES NJ VENTURE

                                                By COGEN TECHNOLOGIES NJ, INC.,
                                                  its Managing Venturer


                                                By
                                                  -----------------------------


                                                THE PRUDENTIAL INSURANCE COMPANY
                                                  OF AMERICA

                                                By PRUCAPITAL MANAGEMENT, INC.,
                                                  Agent


                                                By
                                                  -----------------------------
                                                  Title:


                                                MIDLANTIC NATIONAL BANK


                                                By /s/ GUY F. SQUILLAGE
                                                  ------------------------------
                                                  Title: VICE PRESIDENT